Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,273	$ 9,773
Value-added and excise taxes	5,918	6,166
Other taxes	946	1,434
Material tax net	$ 17,137	$ 17,373